                                                                      Exhibit 24

                                POWER OF ATTORNEY

     Each of the undersigned directors of Education Lending Group, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 (or such other form as may be applicable) under the Securities Act of 1933, as amended, with respect to the registration of shares pursuant to an Exchange Offer to its stockholders, hereby constitutes and appoints James G. Clark and Douglas L. Feist, and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign in any and all capacities and file (i) such registration statement with all exhibits thereto and other documents in connection therewith,
(ii) any and all amendments, post-effective amendments and supplements thereto and (iii) any and all applications or other documents pertaining to such securities or such registration, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

Name                                Title                                            Date
------                              --------                                         -------
/s/      Robert deRose              Director and Chief Executive Officer           12/6/02
---------------------------         (Principal Executive Officer)
         Robert deRose

/s/      Michael H. Shaut           Director, President and Chief Operating        12/6/02
---------------------------         Officer
         Michael H. Shaut

/s/      James G. Clark             Director, Executive Vice President, and        12/6/02
---------------------------         Chief Financial Officer
         James G. Clark             (Principal Accounting and Financial Officer)



/s/      Douglas L. Feist           Director, Executive Vice President,            12/6/02
---------------------------         Secretary, and General Counsel
         Douglas L. Feist

/s/      Sam Belzberg               Director                                       12/6/02
---------------------------
         Sam Belzberg

/s/      Leo Kornfeld               Director                                       12/6/02
---------------------------
         Leo Kornfeld

/s/      Richard J. Hughes          Director                                       12/6/02
---------------------------
         Richard J. Hughes